                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                 ZENITH LIFE--VARIABLE LIFE INSURANCE POLICIES
       ZENITH LIFE ONE--SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                      SUPPLEMENT DATED APRIL 30, 1999 TO
                         PROSPECTUS DATED MAY 1, 1988

INTRODUCTION

  This supplement updates certain information contained in the prospectus dated May 1, 1988, as supplemented February 1, 1989, May 1, 1991, May 1, 1992, May 1, 1993, May 1, 1994, May 1, 1995, May 1, 1996, May 1, 1997 and May 1,
1998. You should read and retain this supplement with your Policy. We will send you an additional copy of the prospectus as supplemented, without charge, on written request. The Zenith Life and Zenith Life One Policies are no longer available for sale.

  NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

  NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.


  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL
PERFORM.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1998, (for the two MFS Series, anticipated expenses for 1999), after any applicable expense cap or expense deferral arrangement. The two MFS Series are new series, and their availability is subject to any necessary state insurance department approvals.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                 BACK BAY BACK BAY                   WESTPEAK LOOMIS
                                 ADVISORS ADVISORS BACK BAY WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND     SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME    CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES*
                         ------- -------- -------- -------- -------- -------- -------
Management Fee..........  .63%     .40%     .35%     .50%     .25%     .70%    1.00%
Other Expenses..........  .03%     .08%     .10%     .08%     .12%     .08%      --
                          ----     ----     ----     ----     ----     ----    -----
  Total Series Operating
   Expenses.............  .66%     .48%     .45%     .58%     .37%     .78%    1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                         GOLDMAN
                          SACHS   LOOMIS  MORGAN STANLEY  DAVIS  ALGER              MFS
                         MIDCAP   SAYLES  INTERNATIONAL  VENTURE EQUITY    MFS    RESEARCH
                          VALUE  BALANCED     MAGNUM      VALUE  GROWTH INVESTORS MANAGERS
                         SERIES   SERIES  EQUITY SERIES* SERIES  SERIES  SERIES*  SERIES*
                         ------- -------- -------------- ------- ------ --------- --------
Management Fee..........  .75%     .70%        .90%       .75%    .75%    .75%      .75%
Other Expenses..........  .15%     .12%        .40%       .08%    .08%    .15%      .15%
                          ----     ----       -----       ----    ----    ----      ----
  Total Series Operating
   Expenses.............  .90%     .82%       1.30%       .83%    .83%    .90%      .90%

--------
* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1998 would have been: Loomis Sayles Small Cap Series, 1.10%; and Morgan Stanley International Magnum Equity Series, 1.40%. Without the expense deferral arrangement, we estimate that Total Series Operating Expenses for the MFS Investors Series and MFS Research Managers Series for the year ended December 31, 1999 would be 1.04%, each, on an annualized basis.

  Our affiliate, New England Investment Management, Inc. (formerly known as TNE Advisers, Inc.), advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses of these series with either an expense cap or expense deferral arrangement, as shown in the chart above. Under the expense cap, New England Investment Management bears expenses of a series (other than the management fee) that exceed 0.15% of average daily net assets (in the case of the Loomis Sayles Small Cap Series, expenses that exceed 1.00% of average daily net assets). Under the expense deferral, New England Investment Management bears expenses of a series (other than the management fee) that exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

  The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1998, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                             MANAGEMENT                OTHER                 TOTAL ANNUAL
PORTFOLIO                       FEES                  EXPENSES                 EXPENSES
---------                    ----------               --------               ------------
VIP Equity-Income               .49%                    .09%                     .58%*
VIP Overseas                    .74%                    .17%                     .91%*
VIP High Income                 .58%                    .12%                     .70%
VIP II Asset Manager            .54%                    .10%                     .64%*

--------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .89% for VIP Overseas Portfolio and .63% for VIP II Asset Manager Portfolio.

  Affiliates of FMR compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP and VIP II. This compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue.

                           PRINCIPAL POLICY FEATURES

TRANSFER OPTION

  After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year. We currently allow 12 sub-account transfers per Policy year. We treat all sub-account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". You may distribute your Policy's cash value among no more than ten accounts (including the Fixed Account) at any one time.

  We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

                             THE VARIABLE ACCOUNT

  We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

  Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 18 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  --The Zenith Money Market Sub-Account, which invests in the Back Bay
   Advisors Money Market Series of the Zenith Fund

  --The Zenith Bond Income Sub-Account, which invests in the Back Bay
   Advisors Bond Income Series of the Zenith Fund

  --The Zenith Capital Growth Sub-Account, which invests in the Capital
   Growth Series of the Zenith Fund

  --The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
   Index Series of the Zenith Fund

  --The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
   Managed Series of the Zenith Fund

  --The Zenith Growth and Income Sub-Account, which invests in the Westpeak
   Growth and Income Series of the Zenith Fund

  --The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
   Small Cap Series of the Zenith Fund

  --The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
   Growth Series of the Zenith Fund

  --The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
   Balanced Series of the Zenith Fund

  --The Zenith Venture Value Sub-Account, which invests in the Davis Venture
   Value Series of the Zenith Fund

  --The Zenith Midcap Value Sub-Account, which invests in the Goldman Sachs
   Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  --The Zenith International Magnum Equity Sub-Account, which invests in the
   Morgan Stanley International Magnum Equity Series of the Zenith Fund

  --The Zenith Investors Sub-Account, which invests in the MFS Investors
   Series of the Zenith Fund*

  --The Zenith Research Managers Sub-Account, which invests in the MFS
   Research Managers Series of the Zenith Fund*

  --The VIP Equity-Income Sub-Account, which invests in the Equity-Income
   Portfolio

  --The VIP Overseas Sub-Account, which invests in the Overseas Portfolio

  --The VIP High Income Sub-Account, which invests in the High Income
   Portfolio

  --The VIP II Asset Manager Sub-Account, which invests in the Asset Manager
   Portfolio

--------
* Availability is subject to any necessary state insurance department approvals.

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund is an investment vehicle for separate investment accounts of NELICO and of other life insurance companies.

  VIP and VIP II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

  The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

INVESTMENT OBJECTIVES

  The investment objectives of the Eligible Funds are described briefly below. These objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series' investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

  The Zenith Westpeak Stock Index Series' investment objective is investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

  The Zenith Back Bay Advisors Managed Series' investment objective is a favorable total return through investment in a diversified portfolio.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return through investment in equity securities.

  The Zenith Goldman Sachs Midcap Value Series' investment objective is long-term capital appreciation.

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalents.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

  The Zenith Davis Venture Value Series' investment objective is growth of capital.

  The Zenith Alger Equity Growth Series' investment objective is long-term capital appreciation.

  The Zenith MFS Investors Series' investment objective is reasonable current income and long-term growth of capital and income.

  The Zenith MFS Research Managers Series' investment objective is long-term growth of capital.

  The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

  The VIP Overseas Portfolio seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

  The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

  The VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

INVESTMENT MANAGEMENT

  The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

   SERIES                      ADVISER                             SUB-ADVISER
   ------                      -------                             -----------
Capital        Capital Growth Management
 Growth        Limited Partnership ("CGM")*
Back Bay Ad-
 visors Money
 Market        New England Investment Management, Inc. Back Bay Advisors, L.P.*
Back Bay Ad-
 visors Bond
 Income        New England Investment Management, Inc. Back Bay Advisors, L.P.*
Back Bay Ad-
 visors Man-
 aged          New England Investment Management, Inc. Back Bay Advisors, L.P.*
Westpeak
 Stock Index   New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
Westpeak       New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
 Growth and
 Income
Loomis Sayles
 Small Cap     New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles
 Balanced      New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stan-   New England Investment Management, Inc. Morgan Stanley Dean Witter
 ley Interna-                                           Investment Management, Inc.
 tional Mag-
 num Equity
Goldman Sachs
 Midcap Value  New England Investment Management, Inc. Goldman Sachs Asset Management
Davis Venture
 Value         New England Investment Management, Inc. Davis Selected Advisers, L.P.**
Alger Equity
 Growth        New England Investment Management, Inc. Fred Alger Management, Inc.
MFS Investors  New England Investment Management, Inc. Massachusetts Financial
                                                        Services Company
MFS Research   New England Investment Management, Inc. Massachusetts Financial
 Managers                                               Services Company

--------
 *An affiliate of NELICO
**Davis Selected may also delegate any of its responsibilities to Davis
 Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, New England Investment Management (formerly TNE Advisers, Inc.) became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management (formerly Morgan Stanley Asset Management) became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. For more information about the series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  FMR is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income, and VIP II Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                              TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard risk basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

  MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a

Modified Endowment Contract. Policies issued before June 21, 1988 are generally not classified as Modified Endowment Contracts unless they undergo such a change on or after June 21, 1988. The addition of a rider to an existing Policy, even one issued before June 21, 1988, is a change that could cause it to be classified as a Modified Endowment Contract. Moreover, any insurance policy received in exchange for a Modified Endowment Contract will also be classified as a Modified Endowment Contract. If a Policy described in the Zenith Life or Zenith Life One prospectuses is exchanged on or after June 21, 1988 for another life insurance policy, regardless of when the Policy was originally issued, the new insurance policy should be reviewed to determine how the rules regarding Modified Endowment Contracts may apply to the new policy.

  . ZENITH LIFE POLICIES. Normally, payment of the Policy's premiums will not cause it to be classified as a Modified Endowment Contract unless a change occurs after the Policy is issued that causes it to be so classified.

  . ZENITH LIFE ONE POLICIES. All Policies described in the Zenith Life One prospectus which were entered into on or after June 21, 1988 are classified as Modified Endowment Contracts.

  A current or prospective Policy Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

  Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

  Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

        NAME AND PRINCIPAL                 PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                    DURING THE PAST FIVE YEARS
        ------------------                 -----------------------------
 James M. Benson................. Chairman, President and Chief Executive Officer
                                   of NELICO since 1998; formerly, Director,
                                   President and Chief Operating Officer 1997-
                                   1998 of NELICO; President and Chief Executive
                                   Officer 1996-1997 of Equitable Life Assurance
                                   Society; President and Chief Operating Officer
                                   1996-1997 of Equitable Companies, Inc.;
                                   President and Chief Operating Officer 1994-
                                   1996 of Equitable Life Assurance Society.
 Robert H. Benmosche ............ Director of NELICO since 1998 and Chairman,
  Metropolitan Life Insurance Co.  President and Chief Executive Officer of
  One Madison Avenue               Metropolitan Life Insurance Company since
  New York, NY 10010               1998; formerly, Director, President and Chief
                                   Operating Officer 1997-1998; Executive Vice
                                   President 1995-1997 of Metropolitan Life;
                                   Executive Vice President 1989-1995 of
                                   PaineWebber.
 Susan C. Crampton............... Director of NELICO since 1996 and serves as
  6 Tarbox Road                    Principal of The Vermont Partnership, a
  Jericho, VT 05465                business consulting firm located in Jericho,
                                   Vermont since 1989; formerly, Director 1989-
                                   1996 of New England Mutual.
 Edward A. Fox................... Director of NELICO since 1996 and Chairman of
  RR Box 67-15                     the Board of SLM Holdings since 1997;
  Harborside, ME 04642             formerly, Director 1994-1996 of New England
                                   Mutual.
 George J. Goodman............... Director of NELICO since 1996 and author,
  Adam Smith's Money World         television journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153

     NAME AND PRINCIPAL                 PRINCIPAL BUSINESS EXPERIENCE
      BUSINESS ADDRESS                    DURING THE PAST FIVE YEARS
     ------------------                 -----------------------------
 Dr. Evelyn E. Handler..... Director of NELICO since 1996 and President of
  Ten Sterling Place         Merrimack Higher Education Associates, Inc. since
  Bow, NH 03304              1998; formerly Director 1987-1996 of New England
                             Mutual and Executive Director and Chief Executive
                             Officer 1994-1997 of the California Academy of
                             Sciences.
 Philip K. Howard, Esq..... Director of NELICO since 1996 and Partner of the law
  Howard, Smith & Levin LLP  firm of Howard, Smith & Levin LLP in New York City.
  1330 Avenue of the
  Americas
  New York, NY 10019
 Bernard A. Leventhal...... Director of NELICO since 1996; formerly, Vice
  Burlington Industries      Chairman of the Board of Directors 1995-1998 of
  1345 Avenue of the         Burlington Industries, Inc.; Director and Executive
  Americas                   Vice President 1993-1995 of Burlington Menswear
  New York, NY 10105         Division.
 Thomas J. May............. Director of NELICO since 1996 and Chairman, President
  Boston Edison Company      and Chief Executive Officer of Boston Edison Company
  800 Boylston Street        since 1994; formerly, Director 1994-1996 of New
  Boston, MA 02199           England Mutual.
 Stewart G. Nagler......... Director of NELICO since 1996 and Vice Chairman and
  Metropolitan Life          Chief Financial Officer of Metropolitan Life
  One Madison Avenue         Insurance Company since 1998; formerly, Senior
  New York, NY 10010         Executive Vice President and Chief Financial Officer
                             1986-1998 of Metropolitan Life Insurance Company.
 Catherine A. Rein......... Director of NELICO since 1998 and President and Chief
  Metropolitan Auto          Executive Officer of Metropolitan Auto and Home
  and Home Insurance         since 1999; formerly, Senior Executive Vice
  Company                    President of Metropolitan Life Insurance Company
  700 Quaker Lane            1998-1999; Executive Vice President 1989-1998 of
  Warwick, RI 02887          Metropolitan Life Insurance Company.
 Rand N. Stowell........... Director of NELICO since 1996 and President of United
  P.O. Box 60                Timber Corp. of Dixfield, Maine; formerly, Director
  Weld, ME 04285             1990-1996 of New England Mutual.
 Alexander B. Trowbridge... Director of NELICO since 1996 and President of
  Trowbridge Partners, Inc.  Trowbridge Partners, Inc. in Washington, DC;
  1317 F Street, NW,         formerly, Director 1983-1996 of New England Mutual.
  Suite 500
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                        PRINCIPAL BUSINESS EXPERIENCE
            NAME                          DURING THE PAST FIVE YEARS
            ----                        -----------------------------
 James M. Benson........... See Directors above
 David W. Allen............ Senior Vice President of NELICO since 1996; formerly,
                             Senior Vice President 1994-1996 of New England
                             Mutual.
 A. Frank Beaz............. Executive Vice President since 1999; formerly, Senior
                             Vice President 1998-1999 of NELICO; Chief
                             Administrative Officer and Senior Vice President
                             1997-1998 of Equitable Distributors, Inc.; Senior
                             Vice President 1994-1997 of The Equitable Life
                             Insurance Company.

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                        PRINCIPAL BUSINESS EXPERIENCE
            NAME                          DURING THE PAST FIVE YEARS
            ----                        -----------------------------
 Mary Ann Brown............ President, New England Products and Services (a
                             business unit of NELICO) since 1998; formerly,
                             Director, Worldwide Life Insurance 1997-1998 of
                             Swiss Reinsurance New Markets; President & Chief
                             Executive Officer 1996-1998 of Atlantic
                             International Reinsurance Company; Executive Vice
                             President 1996-1997 of Swiss Re Atrium and Swiss Re
                             Services and Principal 1987-1996 of
                             Tillinghast/Towers Perrin.
 Anthony J. Candito........ President, NEF Information Services (a business unit of NELICO) and Chief Information Officer since 1998;
                             formerly, Senior Vice President 1996-1998 of NELICO;
                             Senior Vice President 1995-1996 and Vice President
                             1994-1995 of New England Mutual.
 Thom A. Faria............. President, Career Agency System (a business unit of
                             NELICO) since 1996; formerly, Executive Vice
                             President in 1996, Senior Vice President 1993-1996
                             of New England Mutual.
 Anne M. Goggin............ Senior Vice President and Associate General Counsel
                             of NELICO since 1997; formerly, Vice President and
                             Counsel of NELICO in 1996, Vice President and
                             Counsel 1994-1996 of New England Mutual.
 Daniel D. Jordan.......... Second Vice President, Counsel, Secretary and Clerk
                             since 1996; formerly, Counsel and Assistant
                             Secretary 1990-1996 of New England Mutual.
 Stephan M. Largent........ Senior Vice President of NELICO since 1998; formerly,
                             President 1995-1998 of First Variable Life Company,
                             President 1993-1995 of ING Equities, Inc. and Vice
                             President 1993-1995 of Security Life of Denver.
 Alan C. Leland, Jr........ Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1984-1996 of New England Mutual.
 Bruce C. Long............. President, New England Annuities (a business unit of
                             NELICO) since 1996; formerly, President 1994-1996 of
                             New England Annuities (a business unit of New
                             England Mutual).
 George J. Maloof.......... Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1991-1996 of New England Mutual.
 Thomas W. McConnell....... Senior Vice President of NELICO since 1996 and
                             Director, Chief Executive Officer and President of
                             New England Securities Corporation since 1993.
 Thomas W. Moore........... Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1990-1996 of New England Mutual.
 Richard A. Robinson....... Second Vice President and chief accounting officer of
                             NELICO since 1998; formerly, Second Vice President
                             1997-1998 of NELICO; Manager of Life Insurance
                             Accounting 1994-1997 of Liberty Life Assurance
                             Company.
 David Y. Rogers........... Executive Vice President and Chief Financial Officer
                             of NELICO since 1999; formerly, Partner, Actuarial
                             Consulting 1992-1999 of Price Waterhouse Coopers
                             LLP.
 John G. Small, Jr......... President, New England Services (a business unit of
                             NELICO) since 1997; formerly, Senior Vice President
                             1996-1997 of NELICO and Senior Vice President 1990-
                             1996 of New England Mutual.
 H. James Wilson........... Executive Vice President and General Counsel of
                             NELICO since 1996; formerly, Executive Vice
                             President and General Counsel 1993-1996 of New
                             England Mutual.
 John W. Wright............ President, New England Employee Benefits Group (a
                             business unit of NELICO) since 1996; formerly,
                             President 1993-1996 New England Employee Benefits
                             Group (a business unit of New England Mutual).

                                        PRINCIPAL BUSINESS EXPERIENCE
            NAME                          DURING THE PAST FIVE YEARS
            ----                        -----------------------------
 Frederick K. Zimmermann... Executive Vice President and Chief Investment Officer
                             of NELICO since 1996; formerly, Executive Vice
                             President and Chief Investment Officer 1993-1996 of
                             New England Mutual.

  The principal business address for each of the directors and officers is the same as our's except where indicated.

  Like all financial services providers, we utilize systems that may be affected by Year 2000 transition issues and we rely on a number of third parties, including banks and investment managers, that also may be affected. We and our affiliates have developed, and are in the process of implementing, a Year 2000 transition plan. We are also confirming that service providers are also so engaged. The resources being devoted to this effort are substantial. We cannot predict whether the resources being devoted, or the outcome of these efforts, will have any negative impact on us. If we or our service providers or the Eligible Funds are not successful in the Year 2000 transition, computer systems could fail or erroneous results or delays could occur when processing information after December 31, 1999. However, as of the date of this prospectus, we do not anticipate that you will experience negative effects on your investment, or on Policy services provided, as a result of Year 2000 transition implementation. Currently we have converted our systems to be Year 2000 compliant. We are conducting systems testing and compliance verification which we expect to complete in mid-1999. Service providers may not have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

  You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other Policy changes, please contact your registered representative.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus supplement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

New England Variable Life Separate Account of New England Life Insurance
Company

Report of Independent Accountants

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Midcap Value Sub-Account (formerly Avanti Growth Sub-Account), Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account (formerly International Equity Sub-Account), Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1998, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1999

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Assets and Liabilities

December 31, 1998

                                                                                                    New England Zenith Fund
                                    ----------------------------------------------------------------------------------------
                                                                                                                   Growth
                                       Capital        Bond        Money       Stock                    Midcap        and
                                        Growth       Income      Market       Index       Managed       Value      Income
                                         Sub-         Sub-        Sub-         Sub-        Sub-         Sub-        Sub-
                                       Account       Account     Account     Account      Account      Account     Account
                                    -------------- ----------- ----------- ------------ ------------ ----------- -----------
Assets
 Investments in New England Zenith
  Fund, Variable Insurance Products
  Fund, and Variable Insurance
  Products Fund II at value
  (Note 2)........................  $1,062,879,735 $63,810,233 $91,999,048 $112,951,497 $58,280,968  $36,325,954 $66,354,407

                   Shares        Cost
                  --------- --------------
Capital Growth
 Series.........  2,270,965 $  846,910,241
Back Bay
 Advisors Bond
 Income Series..    580,674     62,600,962
Back Bay
 Advisors Money
 Market Series..    919,990     91,999,048
Westpeak Stock
 Index Series...    575,256     72,986,331
Back Bay
 Advisors
 Managed Series.    280,521     44,995,302
Goldman Sachs
 Midcap Value
 Series.........    295,718     40,133,483
Westpeak Growth
 and Income
 Series.........    318,506     52,737,711
Loomis Sayles
 Small Cap
 Series.........    466,286     68,072,072
Salomon Brothers
 U.S. Government
 Series.........     67,545        759,527
Loomis Sayles
 Balanced
 Series.........    927,883     13,354,477
Alger Equity
 Growth Series..  4,069,269     71,472,170
Morgan Stanley
 International
 Magnum Equity
 Series.........  1,025,541     11,496,216
Davis Venture
 Value Series...  4,661,398     87,902,713
Salomon Brothers
 Bond
 Opportunities
 Series.........    105,941      1,257,497
VIP Equity-
 Income
 Portfolio......  6,075,186    114,838,775
VIP Overseas
 Portfolio......  4,647,523     78,413,065
VIP High Income
 Portfolio......    981,426     11,927,393
VIP II Asset
 Manager
 Portfolio......    505,178      7,927,108
                            --------------
Total                       $1,679,784,090
                            ==============
 Amount due and accrued (payable) from
  policy-related transactions, net...        177,286      141,063   1,688,024      146,440        (922)      61,118       58,059
 Dividends receivable................             --           --     317,906           --          --           --           --
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
 Total Assets........................  1,063,057,021   63,951,296  94,004,978  113,097,938  58,280,046   36,387,072   66,412,466

Liabilities
 Due New England Life Insurance
  Company...........................      88,352,429    6,135,252   8,674,054   12,388,146   5,030,060    3,676,010    7,460,673
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
  Total Liabilities.................      88,352,429    6,135,252   8,674,054   12,388,146   5,030,060    3,676,010    7,460,673
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
Net Assets for Variable Life
 Insurance Policies.................  $  974,704,592  $57,816,044 $85,330,924 $100,709,791 $53,249,987  $32,711,062  $58,951,793
                                      ==============  =========== =========== ============ ============ ===========  ===========

                       See Notes to Financial Statements

                                                                                                   Variable Insurance
                                                                                                     Products Fund
----------------------------------------------------------------------------------------- -------------------------------------
                                                 International
   Small        U.S.                   Equity       Magnum       Venture        Bond        Equity-                    High
    Cap      Government  Balanced      Growth       Equity        Value     Opportunities    Income     Overseas      Income
   Sub-         Sub-       Sub-         Sub-         Sub-          Sub-         Sub-          Sub-        Sub-         Sub-
  Account     Account     Account     Account       Account      Account       Account      Account      Account      Account
-----------  ---------- ----------- ------------ ------------- ------------ ------------- ------------ -----------  -----------
$71,588,857   $774,736  $14,391,467 $102,179,339  $11,691,171  $107,911,360  $1,210,903   $154,432,484 $93,181,595  $11,315,839
    134,394      5,294       13,282      356,305       15,466        52,450       7,704          9,726    (100,707)      15,136
         --         --           --           --           --            --          --             --          --           --
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
 71,723,251    780,030   14,404,749  102,535,644   11,706,637   107,963,810   1,218,608    154,442,210  93,080,888   11,330,975
  7,924,364     88,418    1,928,101   11,661,794    1,388,081    12,691,342     127,954     15,888,809   8,807,089    1,342,020
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
  7,924,364     88,418    1,928,101   11,661,794    1,388,081    12,691,342     127,954     15,888,809   8,807,089    1,342,020
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
$63,798,887   $691,612  $12,476,648 $ 90,873,849  $10,318,556  $ 95,272,468  $1,090,654   $138,553,401 $84,273,799  $ 9,988,955
===========   ========  =========== ============  ===========  ============  ==========   ============ ===========  ===========
         Variable
        Insurance
         Products
         Fund II
------------------------ --------------
   Small       Asset
    Cap       Manager
   Sub-         Sub-
  Account     Account       Total
------------ ---------- --------------
$71,588,857  $9,174,668 $2,070,454,260
    134,394         271      2,780,390
         --          --        317,906
------------ ---------- --------------
 71,723,251   9,174,938  2,073,552,557
  7,924,364     987,748    194,552,345
------------ ---------- --------------
  7,924,364     987,748    194,552,345
------------ ---------- --------------
$63,798,887  $8,187,191 $1,879,000,212
============ ========== ==============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1998

                                                                                      New England Zenith Fund
                          ------------------------------------------------------------------------------------
                                                                                                     Growth
                            Capital       Bond      Money       Stock                   Midcap         and
                             Growth      Income     Market      Index      Managed      Value        Income
                              Sub-        Sub-       Sub-       Sub-        Sub-         Sub-         Sub-
                            Account     Account    Account     Account     Account     Account       Account
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
Income
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
Expense
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========


                       See Notes to Financial Statements

                                                                                                Variable Insurance
                                                                                                  Products Fund
--------------------------------------------------------------------------------------- ----------------------------------
                                                International
   Small         U.S.                 Equity       Magnum       Venture       Bond        Equity-                 High
    Cap       Government  Balanced    Growth       Equity        Value    Opportunities   Income     Overseas    Income
   Sub-          Sub-       Sub-       Sub-         Sub-         Sub-         Sub-         Sub-        Sub-       Sub-
  Account      Account    Account     Account      Account      Account      Account      Account    Account     Account
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
===========    =======   ========== ===========   =========   ===========   ========    =========== ========== ===========
         Variable
        Insurance
         Products
         Fund II
------------------------ ------------
   Small        Asset
    Cap        Manager
   Sub-          Sub-
  Account      Account      Total
------------- ---------- ------------
$ 1,148,975   $  835,511 $187,037,382
    380,727       50,140   10,697,110
------------- ---------- ------------
    768,248      785,371  176,340,272
  5,422,058      971,097  203,203,584
  3,516,783    1,247,559  390,670,172
------------- ---------- ------------
 (1,905,274)     276,461  187,466,588
     20,862        4,137    7,251,049
------------- ---------- ------------
 (1,884,412)     280,598  194,717,637
------------- ---------- ------------
$(1,116,164)  $1,065,969 $371,057,909
============= ========== ============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1997

                                                                                  New England Zenith Fund
                          --------------------------------------------------------------------------------
                                                                                                  Growth
                            Capital        Bond      Money       Stock                 Midcap      and
                             Growth       Income     Market      Index     Managed     Value      Income
                              Sub-         Sub-       Sub-       Sub-        Sub-       Sub-       Sub-
                            Account      Account    Account     Account    Account    Account    Account
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
Income
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
Expense
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income
  (loss)................   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements


---------------------------------------------------------------------------------
                                           International
  Small        U.S.               Equity      Magnum      Venture       Bond
   Cap      Government Balanced   Growth      Equity       Value    Opportunities
   Sub-        Sub-      Sub-      Sub-        Sub-         Sub-        Sub-
 Account     Account   Account   Account      Account     Account      Account
----------  ---------- -------- ---------- ------------- ---------- -------------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $1,822,395    $43,914
   275,141     2,290     50,941    265,599      51,702      276,055      9,400
----------    ------   -------- ----------   ---------   ----------    -------
 6,004,065     6,799    387,489  4,455,451     157,687    1,546,340     34,514
 3,059,565      (819)   236,625  2,084,389     136,191    2,398,023     (1,153)
 5,422,058    (1,916)   642,612  5,391,267    (155,006)  10,716,783     (2,256)
----------    ------   -------- ----------   ---------   ----------    -------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)   8,318,760     (1,103)
    20,956         1     55,231     75,802       8,303       21,718        201
----------    ------   -------- ----------   ---------   ----------    -------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)   8,340,478       (902)
----------    ------   -------- ----------   ---------   ----------    -------
$8,387,514    $5,703   $848,707 $7,838,131   $(125,207)  $9,886,818    $33,612
==========    ======   ======== ==========   =========   ==========    =======
---------------------------------------------------------------------------------
                                Variable
                                Insurance
      Variable Insurance        Products
         Products Fund           Fund II
------------------------------- ---------

  Equity-                High     Asset
  Income     Overseas   Income   Manager
   Sub-        Sub-      Sub-     Sub-
  Account    Account   Account   Account        Total
----------- ---------- -------- ---------    ------------
$ 8,872,794 $5,434,055 $393,295 $528,401     $231,072,203
    676,059    447,597   41,502   33,135        7,755,657
----------- ---------- -------- --------     ------------
  8,196,735  4,986,458  351,793  495,266      223,316,546
 16,409,989  9,502,216  362,600  547,647      194,486,245
 32,699,163 11,137,299  964,520  971,097      203,203,584
----------- ---------- -------- --------     ------------
 16,289,174  1,635,083  601,920  423,450        8,717,339
    126,489     67,905   12,234    5,368        2,491,649
----------- ---------- -------- --------     ------------
 16,415,663  1,702,988  614,154  428,818       11,208,988
----------- ---------- -------- --------     ------------
$24,612,398 $6,689,446 $965,947 $924,084     $234,525,534
=========== ========== ======== ========     ============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1996

                                                                                 New England Zenith Fund
                          -------------------------------------------------------------------------------

                            Capital       Bond       Money      Stock                 Midcap   Growth and
                             Growth      Income      Market     Index     Managed     Value      Income
                              Sub-        Sub-        Sub-       Sub-       Sub-       Sub-       Sub-
                            Account     Account     Account    Account    Account    Account    Account
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
Income
 Dividends..............  $ 32,991,113 $2,579,133  $1,306,712 $  841,454 $2,942,415 $1,494,679 $1,804,344
Expense
 Mortality and expense
  risk charge (Note 3)..     2,981,244    192,456     160,903    168,590    158,607    137,775    100,738
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net investment income
  (loss)................    30,009,869  2,386,677   1,145,809    672,864  2,783,808  1,356,904  1,703,606
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......    71,963,590    997,195          --  2,853,587  5,216,548  2,881,100  2,105,777
 End of year............   138,009,405     40,519          --  7,633,013  6,137,629  4,823,316  3,107,090
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........    66,045,815   (956,676)         --  4,779,426    921,081  1,942,216  1,001,313
 Net realized gain
  (loss) on investments.       985,421        299          --      1,808     69,775     27,429     18,964
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........    67,031,236   (956,377)         --  4,781,234    990,856  1,969,645  1,020,277
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $ 97,041,105 $1,430,300  $1,145,809 $5,454,098 $3,774,664 $3,326,549 $2,723,883
                          ============ ==========  ========== ========== ========== ========== ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.

                       See Notes to Financial Statements





----------------------------------------------------------------------------------
                                            International
  Small        U.S.               Equity       Magnum      Venture       Bond
   Cap      Government Balanced   Growth       Equity       Value    Opportunities
   Sub-        Sub-      Sub-      Sub-         Sub-         Sub-        Sub-
 Account     Account*  Account   Account       Account     Account     Account*
----------  ---------- -------- ----------  ------------- ---------- -------------
$1,624,708    $ 702    $104,939 $   44,863    $ 71,347    $  444,012    $ 1,218
    90,146       28      11,713    104,685      19,385        64,656         40
----------    -----    -------- ----------    --------    ----------    -------
 1,534,562      674      93,226    (59,822)     51,962       379,356      1,178
   768,552       --       3,769     65,901      24,089       171,931         --
 3,059,565     (819)    236,625  2,084,389     136,191     2,398,023     (1,153)
----------    -----    -------- ----------    --------    ----------    -------
 2,291,013     (819)    232,856  2,018,488     112,102     2,226,092     (1,153)
    31,570       --       2,318     11,723         159         4,907         --
----------    -----    -------- ----------    --------    ----------    -------
 2,322,583     (819)    235,174  2,030,211     112,261     2,230,999     (1,153)
----------    -----    -------- ----------    --------    ----------    -------
$3,857,145    $(145)   $328,400 $1,970,389    $164,223    $2,610,355    $    25
==========    =====    ======== ==========    ========    ==========    =======
----------------------------------------------------------------------------------
                                Variable
                                Insurance
      Variable Insurance        Products
         Products Fund           Fund II
------------------------------- ---------

  Equity-                High     Asset
  Income     Overseas   Income   Manager
   Sub-        Sub-      Sub-     Sub-
  Account    Account   Account   Account       Total
----------- ---------- -------- ---------   ------------
$ 2,662,990 $1,164,550 $199,463 $174,907    $ 50,453,549
    428,473    325,346   19,551   20,483       4,984,819
----------- ---------- -------- --------    ------------
  2,234,517    839,204  179,912  154,424      45,468,730
  9,642,454  4,022,725  167,043  269,255     101,153,516
 16,409,989  9,502,216  362,600  547,647     194,486,245
----------- ---------- -------- --------    ------------
  6,767,535  5,479,491  195,557  278,392      93,332,729
     27,750     44,049    1,942    4,122       1,232,236
----------- ---------- -------- --------    ------------
  6,795,285  5,523,540  197,499  282,514      94,564,965
----------- ---------- -------- --------    ------------
$ 9,029,802 $6,362,744 $377,411 $436,938    $140,033,695
=========== ========== ======== ========    ============

                   See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1998

                                                                                                 New England Zenith Fund
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         Growth
                      Capital        Bond          Money         Stock                      Midcap         and         Small
                      Growth        Income        Market         Index        Managed       Value        Income         Cap
                       Sub-          Sub-          Sub-           Sub-         Sub-          Sub-         Sub-         Sub-
                      Account       Account       Account       Account       Account      Account       Account      Account
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
From Policy-
 Related
 Transactions
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-
  accounts.......     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
Net Assets, at
 beginning of the
 period..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
Net Assets, at
 end of the
 period..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                                       International
   U.S.                     Equity        Magnum       Venture         Bond
Government   Balanced       Growth        Equity        Value      Opportunities
   Sub-        Sub-          Sub-          Sub-          Sub-          Sub-
 Account      Account      Account        Account      Account        Account
----------  -----------  ------------  ------------- ------------  -------------
$   34,649  $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920
    17,136      401,219    25,372,043       355,856     9,314,386      (43,844)
----------  -----------  ------------   -----------  ------------   ----------
    51,785      955,409    28,518,286       558,517    11,714,181       47,076
        --    3,185,034    18,566,913     3,131,225    24,165,947           --
   590,096    3,794,185    16,305,214       999,735    23,584,994      612,788
 (111,452)   (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)
----------  -----------  ------------   -----------  ------------   ----------
   478,644    4,645,991    20,418,503     2,627,002    32,141,554      455,841
----------  -----------  ------------   -----------  ------------   ----------
   530,429    5,601,400    48,936,789     3,185,519    43,855,735      502,917
   161,183    6,875,248    41,937,060     7,133,037    51,416,733      587,737
----------  -----------  ------------   -----------  ------------   ----------
$  691,612  $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654
==========  ===========  ============   ===========  ============   ==========
               Variable                      Insurance
         Variable Insurance                  Products
            Products Fund                     Fund II
---------------------------------------     -------------------------------
  Equity-                      High           Asset
   Income       Overseas      Income         Manager
    Sub-          Sub-         Sub-           Sub-
  Account       Account       Account        Account        Total
------------  ------------  -----------    ------------ ---------------
$  7,186,371  $  5,543,453  $   996,739    $   785,371  $  176,340,272
   7,455,548     3,964,503   (1,555,159)       280,598     194,717,637
------------  ------------  -----------    ------------ ---------------
  14,641,919     9,507,956     (558,420)     1,065,969     371,057,909
  26,170,240    17,386,996    2,434,923      1,626,307     516,501,076
   8,474,098       342,473    2,823,884      1,297,121              --
 (18,064,178)  (10,788,946)  (1,891,706)    (1,251,084)   (277,154,223)
------------  ------------  -----------    ------------ ---------------
  16,580,160     6,940,523    3,367,101      1,672,344     239,346,853
------------  ------------  -----------    ------------ ---------------
  31,222,080    16,448,479    2,808,682      2,738,313     610,404,762
 107,331,321    67,825,320    7,180,273      5,448,878   1,268,595,450
------------  ------------  -----------    ------------ ---------------
$138,553,401  $ 84,273,799  $ 9,988,955     $ 8,187,191  $1,879,000,212
============  ============  ===========    ============ ===============





                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1997

                                                                                                New England Zenith Fund
                   -----------------------------------------------------------------------------------------------------------
                      Capital        Bond          Money         Stock                     Midcap                     Small
                      Growth        Income        Market         Index        Managed       Value     Growth and       Cap
                       Sub-          Sub-          Sub-           Sub-         Sub-         Sub-      Income Sub-     Sub-
                      Account       Account       Account       Account       Account      Account      Account      Account
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)..  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....    (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
From Policy-
 Related
 Transactions
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-
  accounts.......     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253)  (8,882,069)
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets
  resulting from
  policy related
  transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
Net Assets, at
 beginning of the
 year............    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net Assets, at
 end of the year.  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   =============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements



-------------------------------------------------------------------------------
                                      International
   U.S.                    Equity        Magnum       Venture         Bond
Government   Balanced      Growth        Equity        Value      Opportunities
   Sub-        Sub-         Sub-          Sub-          Sub-          Sub-
 Account      Account      Account       Account      Account        Account
----------  -----------  -----------  ------------- ------------  -------------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)
 --------   -----------  -----------   -----------  ------------    --------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612
       --     2,146,406   14,606,449     3,056,999    13,157,429          --
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)
 --------   -----------  -----------   -----------  ------------    --------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357
 --------   -----------  -----------   -----------  ------------    --------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768
 --------   -----------  -----------   -----------  ------------    --------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737
 ========   ===========  ===========   ===========  ============    ========
                                         Variable
                                         Insurance
         Variable Insurance              Products
           Products Fund                 Fund II
--------------------------------------  ---------------------------
  Equity-                     High        Asset
   Income      Overseas      Income      Manager
    Sub-         Sub-         Sub-         Sub-
  Account       Account      Account     Account        Total
------------  -----------  -----------  ----------- ---------------
$  8,196,735  $ 4,986,458  $   351,793  $  495,266  $  223,316,546
  16,415,663    1,702,988      614,154     428,818      11,208,988
------------  -----------  -----------  ----------- ---------------
  24,612,398    6,689,446      965,947     924,084     234,525,534
  23,866,781   17,551,475    2,042,291   1,403,144     360,665,925
   5,377,892    1,724,137    1,829,771     422,784              --
 (18,885,322)  (9,549,079)  (1,756,377)   (881,229)   (212,980,807)
------------  -----------  -----------  ----------- ---------------
  10,359,351    9,726,533    2,115,685     944,699     147,685,118
------------  -----------  -----------  ----------- ---------------
  34,971,749   16,415,979    3,081,632   1,868,783     382,210,652
  72,359,572   51,409,341    4,098,641   3,580,095     886,384,798
------------  -----------  -----------  ----------- ---------------
$107,331,321  $67,825,320  $ 7,180,273  $5,448,878  $1,268,595,450
============  ===========  ===========  =========== ===============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1996

                                                                                                 New England Zenith Fund
                       --------------------------------------------------------------------------------------------------------
                                                                                                         Growth
                         Capital        Bond         Money         Stock                    Midcap         and         Small
                          Growth       Income        Market        Index       Managed       Value       Income         Cap
                           Sub-         Sub-          Sub-         Sub-         Sub-         Sub-         Sub-         Sub-
                         Account       Account      Account       Account      Account      Account      Account      Account
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)......  $ 30,009,869  $ 2,386,677  $  1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606  $ 1,534,562
 Net realized and
  unrealized gain
  (loss) on
  investments........    67,031,236     (956,377)           --    4,781,234      990,856    1,969,645    1,020,277    2,322,583
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in net
  assets resulting
  from operations....    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883    3,857,145
From Policy-Related
 Transactions
 Net premiums
  transferred from
  New England Life
  Insurance Company
  (Note 4)...........   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936    5,440,860
 Net transfers (to)
  from other sub-
  accounts...........    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270   10,060,122
 Net transfers to New
  England Life
  Insurance Company..   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871)  (4,380,392)
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting
  from policy related
  transactions.......    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335   11,120,590
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net increase in net
  assets.............   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218   14,977,735
Net Assets, at
 beginning of the
 year................   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478    6,544,996
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Assets, at end of
 the year............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696  $21,522,731
                       ============  ===========  ============  ===========  ===========  ===========  ===========  ===========

*For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------
                                     International
   U.S.                   Equity        Magnum       Venture        Bond
Government   Balanced     Growth        Equity        Value     Opportunities
   Sub-        Sub-        Sub-          Sub-         Sub-          Sub-
 Account*    Account      Account       Account      Account      Account*
----------  ----------  -----------  ------------- -----------  -------------
 $   674    $   93,226  $   (59,822)  $    51,962  $   379,356     $ 1,178
    (819)      235,174    2,030,211       112,261    2,230,999      (1,153)
 -------    ----------  -----------   -----------  -----------     -------
    (145)      328,400    1,970,389       164,223    2,610,355          25
      --       811,932    9,286,073     1,454,605    4,876,053          --
  46,951     2,383,695   11,496,667     2,908,047    9,510,686      27,190
    (769)     (708,829)  (6,395,345)   (1,242,748)  (3,721,564)       (447)
 -------    ----------  -----------   -----------  -----------     -------
  46,182     2,486,798   14,387,395     3,119,904   10,665,175      26,743
 -------    ----------  -----------   -----------  -----------     -------
  46,037     2,815,198   16,357,784     3,284,127   13,275,530      26,768
      --       418,211    5,712,498       953,848    3,386,440          --
 -------    ----------  -----------   -----------  -----------     -------
 $46,037    $3,233,409  $22,070,282   $ 4,237,975  $16,661,970     $26,768
 =======    ==========  ===========   ===========  ===========     =======
-----------------------------------------------------------------------------
                                         Variable
                                        Insurance
         Variable Insurance              Products
           Products Fund                 Fund II
--------------------------------------  ---------

  Equity-                      High       Asset
   Income       Overseas      Income     Manager
    Sub-          Sub-         Sub-        Sub-
  Account       Account      Account     Account        Total
------------  ------------  ----------  ----------  --------------
$  2,234,517  $    839,204  $  179,912  $  154,424  $  45,468,730
   6,795,285     5,523,540     197,499     282,514     94,564,965
------------  ------------  ----------  ----------  --------------
   9,029,802     6,362,744     377,411     436,938    140,033,695
  20,426,731    17,135,189     970,763   1,258,847    285,719,085
   9,029,810     1,051,463   1,631,762     560,948             --
 (13,479,623)  (11,522,274)   (623,788)   (649,631)  (152,002,266)
------------  ------------  ----------  ----------  --------------
  15,976,918     6,664,378   1,978,737   1,170,164    133,716,819
------------  ------------  ----------  ----------  --------------
  25,006,720    13,027,122   2,356,148   1,607,102    273,750,514
  47,352,852    38,382,219   1,742,493   1,972,993    612,634,284
------------  ------------  ----------  ----------  --------------
$ 72,359,572  $ 51,409,341  $4,098,641  $3,580,095  $ 886,384,798
============  ============  ==========  ==========  ==============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements

1. Nature of Business. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI as the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Sub-Accounts. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. Mortality and Expense Risk Charges. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" , "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively.

4. Net Premium Transfers and Deductions from Cash Value. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

5. Federal Income Taxes. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. Investment Advisers. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc., which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

              Series                      Adviser                    Sub-Adviser
              ------                 ------------------ --------------------------------------
Capital Growth                       CGM*                                 --
Back Bay Advisors Money Market       TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Bond Income        TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Managed            TNE Advisers, Inc. Back Bay Advisors, L.P.*
Westpeak Stock Index                 TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and Income           TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Goldman Sachs Midcap Value Series    TNE Advisers, Inc. Goldman Sachs Asset Management, Inc
Loomis Sayles Small Cap              TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced               TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley International Magnum  TNE Advisers, Inc. Morgan Stanley Dean Witter
 Equity                                                  Investment Management, Inc.
Davis Venture Value                  TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth                  TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S. Government     TNE Advisers, Inc. Salomon Brothers Asset Management, Inc
Salomon Brothers Strategic Bond
 Opportunities                       TNE Advisers, Inc. Salomon Brothers Asset Management, Inc

*An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Dean Witter Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.) went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management, ("Goldman Sachs"), became the subadvisor of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

7. Investment Purchases and Sales. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1998:

                                                       Purchases      Sales
                                                      ------------ ------------
   Capital Growth Series                              $229,923,840 $194,572,879
   Back Bay Advisors Money Market Series               303,898,559  250,343,059
   Back Bay Advisors Bond Income Series                 29,019,450   16,718,466
   Back Bay Advisors Managed Series                     16,871,874   10,374,817
   Westpeak Stock Index Series                          52,293,114   27,237,590
   Westpeak Growth and Income Series                    31,543,693   13,028,848
   Goldman Sachs Midcap Value Series                    13,255,960   10,518,399
   Loomis Sayles Small Cap Series                       36,489,723   19,320,276
   Loomis Sayles Balanced Series                         9,318,701    4,071,999
   Morgan Stanley International Magnum Equity Series     7,480,032    4,717,292
   Davis Venture Value Series                           59,616,224   23,838,504
   Alger Equity Growth Series                           42,615,754   18,064,237
   Salomon Bothers U.S. Government Series                  867,216      285,257
   Salomon Bothers Strategic Bond Opportunities
    Series                                               1,003,667      429,636
   VIP Equity-Income Portfolio                          50,932,583   36,386,679
   VIP Overseas Portfolio                               34,976,709   29,742,167
   VIP High Income Portfolio                             8,610,053    5,246,052
   VIP II Asset Manager Portfolio                        4,502,242    2,748,465

8. Net Investment Returns. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Fixed Premium ("Zenith Life") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.30%   (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %
Bond Income.............  11.91%    7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %
Money Market............   8.87%    7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.70%   (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %
Managed.................  18.67%    2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%
Growth and Income...........................................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %
Overseas....................................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%
Asset Manager........................................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.84%   12.78%   25.19 %   47.27 %
Balanced......................................................................     13.75%   16.50%   15.77 %    8.73 %
International Magnum Equity...................................................      3.85%    6.30%   (1.64)%    6.90 %
Venture Value.................................................................     21.64%   25.40%   33.03 %   14.02 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Single Premium ("Zenith Life One") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.17%   (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %
Bond Income.............  11.79%    7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %
Money Market............   8.77%    7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.57%   (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %
Managed.................  18.55%    2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%
Growth and Income...........................................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity Income...............................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %
Overseas....................................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%
Asset Manager........................................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.76%   12.66%   25.06 %   47.12 %
Balanced......................................................................     13.67%   16.39%   15.66 %    8.62 %
International Magnum Equity...................................................      3.79%    6.19%   (1.74)%    6.79 %
Venture Value.................................................................     21.56%   25.27%   32.90 %   13.90 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Variable Ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") and Limited Payment ("Zenith Life Executive 65") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  29.98%   (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %
Bond Income.............  11.63%    7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %
Money Market............   8.60%    7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.37%   (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %
Managed.................  18.37%    2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%
Growth and Income...........................................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %
Overseas....................................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%
Asset Manager........................................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.64%   12.49%   24.88 %   46.90 %
Balanced......................................................................     13.56%   16.21%   15.48 %    8.46 %
International Magnum Equity...................................................      3.68%    6.03%   (1.89)%    6.63 %
Venture Value.................................................................     21.44%   25.08%   32.70 %   13.73 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Variable Survivorship ("Zenith Survivorship Life") Policies

                                                Net Investment Return of the Sub-Accounts*
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  29.59%   (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %
Bond Income.............  11.29%    7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %
Money Market............   8.28%    7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  28.99%   (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %
Managed.................  18.02%    2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%
Growth and Income...........................................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %
Overseas....................................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%
Asset Manager........................................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.39%   12.15%   24.50 %   46.46 %
Balanced......................................................................     13.33%   15.86%   15.14 %    8.13 %
International Magnum Equity...................................................      3.48%    5.71%   (2.18)%    6.31 %
Venture Value.................................................................     21.20%   24.71%   32.30 %   13.39 %

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Flexible Premium ("Zenith Flexible Life") Policies


                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  31.88%   (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %
Bond Income.............  11.46%    7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %
Money Market............   8.44%    7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.18%   (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %
Managed.................  18.20%    2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%
Growth and Income...........................................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %
Overseas....................................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%
Asset Manager........................................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.51%   12.32%   24.69 %   46.68 %
Balanced......................................................................     13.44%   16.03%   15.31 %    8.29 %
International Magnum Equity...................................................      3.58%    5.87%   (2.04)%    6.47 %
Venture Value.................................................................     21.32%   24.89%   32.50 %   13.56 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Flexible Premium ("Zenith Executive Advantage Plus") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ----------------------------------------------------------------------------------------------
                         1/1/89-   1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89  12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              --------  --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.76 %   (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %
Bond Income.............  12.30 %    8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %
Money Market............   9.25 %    8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %
                         1/1/89-   1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89  12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              --------  --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  30.15 %   (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %
Managed.................  19.08 %    3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %
                                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                     -------- --------  -------- -------- --------  --------
Midcap Value................................................     14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%
Growth and Income...........................................     14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %
                                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                     -------- --------  -------- -------- --------  --------
Equity-Income...............................................      9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %
Overseas....................................................     14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %
                                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                              --------  -------- -------- --------  --------
Small Cap............................................................     (3.23)%   28.84%   30.68%   24.85 %   (1.69)%
                                                                         8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                              --------  -------- -------- --------  --------
High Income..........................................................      (.37)%   20.79%   13.75%   17.67 %   (4.33)%
Asset Manager........................................................     (4.65)%   17.68%   14.31%   20.65 %   15.05 %
                                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                        12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                        -------- -------- --------  --------
Equity Growth.................................................................      25.13%   13.17%   25.63 %   47.78 %
Balanced......................................................................      14.01%   16.91%   16.18 %    9.11 %
International Magnum Equity...................................................       4.01%    6.67%   (1.30)%    7.27 %
Venture Value.................................................................      21.92%   25.84%   33.50 %   14.41 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Modified Single Premium ("American Gateway") Policies

                                                 Net Investment Return of the Sub-Accounts
                         --------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- -------- -------- --------  -------- -------- --------  --------
Bond Income.............  12.30%    8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %
Money Market............   9.25%    8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- -------- -------- --------  -------- -------- --------  --------
Stock Index.............  30.15%   (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %
Managed.................  19.08%    3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %
                                                              4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                   12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                   -------- --------  -------- -------- --------  --------
Midcap Value................................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%
Growth and Income...........................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %
                                                                       5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                            12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                            --------  -------- -------- --------  --------
Small Cap............................................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%
                                                                                 5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                      12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                      -------- -------- --------  --------
Equity Growth.................................................................    25.13%   13.17%   25.63 %   47.78 %
Balanced......................................................................    14.01%   16.91%   16.18 %    9.11 %
International Magnum Equity...................................................     4.01%    6.67%   (1.30)%    7.27 %
Venture Value.................................................................    21.92%   25.84%   33.50 %   14.41 %
                                                                                          6/28/96- 1/1/97-   1/1/98-
Sub-Account                                                                               12/31/96 12/31/97  12/31/98
-----------                                                                               -------- --------  --------
U.S. Government........................................................................     4.55%    8.47 %    7.61 %
Strategic Bond Opportunities...........................................................     8.46%   11.07 %    2.04 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

New England Life Insurance Company

Independent Auditors' Report

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

February 16, 1999

New England Life Insurance Company

Consolidated Balance Sheets

December 31, 1998 and 1997 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                                             1998       1997
                                                          ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value............ $  769,364 $  734,391
 Equity Securities.......................................     13,240      9,399
 Policy Loans............................................    135,800    104,783
 Real Estate.............................................          0      2,757
 Short-Term Investments..................................     52,285     27,944
 Other Invested Assets...................................     16,372     24,349
                                                          ---------- ----------
    Total Investments....................................    987,061    903,623
Cash and Cash Equivalents................................     43,598     74,148
Deferred Policy Acquisition Costs........................    710,961    565,769
Accrued Investment Income................................     21,802     18,712
Premiums and Other Receivables...........................    145,117     63,036
Other Assets.............................................    111,067     62,326
Separate Account Assets..................................  3,258,383  1,988,225
                                                          ---------- ----------
    Total Assets......................................... $5,277,989 $3,675,839
                                                          ========== ==========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits................................... $  561,746 $  500,429
Policyholder Account Balances............................    210,242    150,648
Other Policyholder Funds.................................    169,090     98,143
Policyholder Dividends Payable...........................     17,774     14,719
Short and Long-Term Debt.................................     82,855     85,981
Income Taxes Payable:
 Current.................................................     10,984      9,102
 Deferred................................................     42,334     42,066
Due to Parent............................................        789    107,337
Other Liabilities........................................     78,721     45,647
Separate Account Liabilities.............................  3,258,383  1,988,225
                                                          ---------- ----------
    Total Liabilities....................................  4,432,918  3,042,297
                                                          ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
Equity
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding........      2,500      2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.......          0          0
Contributed Capital......................................    647,273    447,273
Retained Earnings........................................    177,859    166,422
Accumulated Other Comprehensive Income...................     17,439     17,347
                                                          ---------- ----------
    Total Equity.........................................    845,071    633,542
                                                          ---------- ----------
Total Liabilities and Equity............................. $5,277,989 $3,675,839
                                                          ========== ==========

New England Life Insurance Company

Consolidated Statements of Income and Comprehensive Income

For the Years Ended December 31, 1998, 1997, and 1996 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                                      1998     1997     1996
                                                    -------- -------- --------
REVENUES
Premiums........................................... $100,689 $ 63,616 $ 37,410
Universal Life and Investment-Type Product Policy
 Fees .............................................  173,766  145,157  101,756
Net Investment Income..............................   49,077   61,059   49,628
Investment Gains (Losses), Net.....................    5,610      890    8,822
Commissions, Fees and Other Income.................  192,411   28,302   44,930
                                                    -------- -------- --------
    Total Revenues.................................  521,553  299,024  242,546
                                                    -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................  149,687  100,180   65,520
Interest Credited to Policyholder Account Balances
 ..................................................    7,735    6,220    5,558
Policyholder Dividends.............................   22,989   21,325   14,830
Other Operating Costs and Expenses.................  316,659  144,342  143,886
                                                    -------- -------- --------
    Total Benefits and Other Deductions............  497,070  272,067  229,794
                                                    -------- -------- --------
Income From Operations Before Income Taxes.........   24,483   26,957   12,752
Income Taxes.......................................   13,046    4,988    3,051
                                                    -------- -------- --------
Net Income......................................... $ 11,437 $ 21,969 $  9,701
                                                    -------- -------- --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, $(299), $(16,588) and $24,212,
   Respectively)...................................       92   13,620  (22,629)
                                                    -------- -------- --------
Comprehensive Income (Loss)........................ $ 11,529 $ 35,589 $(12,928)
                                                    ======== ======== ========

New England Life Insurance Company

Consolidated Statements of Equity

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                     Capital             Accumulated
                                     Stock &                Other
                                   Contributed Retained Comprehensive
                                     Capital   Earnings    Income      Total
                                   ----------- -------- ------------- --------
Balances at December 31, 1995.....  $193,396   $134,752    $26,356    $354,504
Net Income........................                9,701                  9,701
Change in Net Unrealized
 Investment Gains (Losses)........                         (22,629)    (22,629)
Contributed Capital...............   208,846                           208,846
                                    --------   --------    -------    --------
Balances at December 31, 1996.....   402,242    144,453      3,727     550,422
Net Income........................               21,969                 21,969
Change in Net Unrealized
 Investment Gains (Losses)........                          13,620      13,620
Contributed Capital...............    47,531                            47,531
                                    --------   --------    -------    --------
Balances at December 31, 1997.....   449,773    166,422     17,347     633,542
Net Income........................               11,437                 11,437
Change in Net Unrealized
 Investment Gains (Losses)........                              92          92
Contributed Capital...............   200,000                           200,000
                                    --------   --------    -------    --------
Balances at December 31, 1998.....  $649,773   $177,859    $17,439    $845,071
                                    ========   ========    =======    ========

New England Life Insurance Company

Consolidated Statements of Cash Flows

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars in Thousands)
          See accompanying notes to consolidated financial statements.

                                                 1998       1997       1996
                                               ---------  ---------  ---------
Net Cash Used in Operating Activities........  $(311,296) $(121,838) $ (85,674)
                                               ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities.........    164,566    178,003    276,420
 Held to Maturity Fixed Maturities...........          0          0     10,519
 Equity Securities...........................     39,333          0          0
 Mortgage Loans on Real Estate...............          0          0      2,210
 Other, Net..................................        721        128          0
 Purchases of:
 Available for Sale Fixed Maturities.........   (184,810)  (326,059)  (259,713)
 Equity Securities...........................    (80,066)         0          0
 Real Estate.................................     (3,644)         0       (480)
 Fixed Asset Property and Equipment..........     (1,459)      (101)    (3,786)
 Other Assets................................        (89)         0    (11,024)
 Net Change in Short-Term Investments........    (24,341)   128,616   (135,731)
 Net Change in Policy Loans..................    (31,017)   (28,520)   (18,052)
 Other, Net..................................      1,631        177         67
                                               ---------  ---------  ---------
Net Cash Used in Investing Activities........   (119,175)   (47,756)  (139,570)
                                               ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.......................    200,000     46,681    159,162
 Borrowed Money..............................     (8,670)    (3,181)         0
 Policyholder Account Balances:
 Deposits....................................    358,090    244,338    482,552
 Withdrawals.................................   (149,499)   (95,066)  (364,933)
 Financial Reinsurance Receivables...........          0      1,823    (37,519)
                                               ---------  ---------  ---------
Net Cash Provided by Financing Activities....    399,921    194,595    239,262
                                               ---------  ---------  ---------
Change in Cash and Cash Equivalents..........    (30,550)    25,001     14,018
Cash and Cash Equivalents, Beginning of Year.     74,148     49,147     35,129
                                               ---------  ---------  ---------
Cash and Cash Equivalents, End of Year.......  $  43,598  $  74,148  $  49,147
                                               =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid...............................  $   3,830  $   1,495  $   1,523
                                               =========  =========  =========
 Income Taxes Paid...........................  $  14,118  $   5,470  $   4,721
                                               =========  =========  =========
Net Income...................................  $  11,437  $  21,969  $   9,701
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
 Net.........................................   (145,787)  (140,578)   (68,626)
 Change in Accrued Investment Income.........     (3,090)    (4,999)       909
 Change in Premiums and Other Receivables....    (82,081)   (57,095)     4,370
 Gains from Sales of Investments, Net........     (5,610)      (890)    (8,822)
 Depreciation and Amortization Expenses......     13,137     10,085      3,118
 Interest Credited to Policyholder Account
  Balances...................................      7,735      6,220      5,558
 Universal Life and Investment-Type Product
  Policy Fee Income..........................   (173,766)  (145,157)  (101,756)
 Change in Future Policy Benefits............     61,317     35,540     18,202
 Change in Other Policyholder Funds..........     70,947      6,309       (283)
 Change in Policyholder Dividends Payable....      3,055      5,701      1,671
 Change in Income Taxes Payable..............      2,358      1,674     (6,634)
 Other, Net..................................    (70,948)   139,383     56,918
                                               ---------  ---------  ---------
Net Cash Used in Operating Activities........  $(311,296) $(121,838) $ (85,674)
                                               =========  =========  =========

New England Life Insurance Company

Notes to Consolidated Financial Statements

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. On April 30, 1998 the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquistion, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies, which are principally assumed from MetLife.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain series of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services. TNE Advisers, Inc. changed its name to New England Investment Management, Inc. in March 1999.

NL Holding Corporation (NL Holding), engages in Securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary, is a National Association of Securities Dealers
(NASD) registered broker/dealer.

Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements as of and for the year ended December 31, 1996 have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which, it does not have a controlling interest, under the equity method of accounting.

Certain amounts in the prior years' financial statements have been reclassified to conform with the 1998 presentation.

Investments

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

Cash and Cash Equivalents

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

Property and Equipment

Property, equipment and leasehold improvements which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $24,772, and $13,203 at December 31, 1998 and 1997, respectively. Related depreciation and amortization expense was $11,570, $10,085, and $3,118 for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred Policy Acquisition Costs

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Other Intangible Assets

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of insurance acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                             Years Ended
                                                            December 31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------- -------
   Net Balance, January 1............................. $     0  $     0 $     0
     Acquisitions.....................................  23,498        0       0
     Dispositions.....................................       0        0       0
     Amortization.....................................  (1,567)       0       0
                                                       -------  ------- -------
   Net Balance, December 31........................... $21,931  $     0 $     0
                                                       =======  ======= =======
   December 31
     Accumulated Amortization......................... $(1,567) $     0 $     0
                                                       =======  ======= =======

Acquisitions

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period for years ending December 31, 1998, 1999 and 2000, respectively. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

Pro forma Impact of Acquisition

                                                       Years Ended December 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

Future Policy Benefits and Policyholder Account Balances

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing such liabilities range from 4% to 4.5% for life insurance policies.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 7%.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Future policy benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.75% to 6.5%, less expense and mortality charges and withdrawals.

Recognition of Insurance Revenue and Related Benefits

Premiums related to traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to income include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to income include interest credited to policyholders.

Dividends to Policyholders

Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Participating Business

Participating business represented approximately 3.52% and 2.94% of the Company's life insurance in force, and 7.96% and 5.79% of the number of life insurance policies in force at December 31, 1998 and 1997, respectively. Participating policies represented approximately 6.15%, 6.22% and 0.74% of gross life insurance premiums, for the years ended December 31, 1998, 1997 and 1996, respectively.

Income Taxes

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Service Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Reinsurance

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

Separate Account Operations

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

Application of Accounting Pronouncements

In December 1997, the AICPA issued SOP No. 97-3 Accounting for Insurance and Other Enterprises for Insurance Related Assessments (SOP 97-3). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In March 1998, the AICPA issued SOP No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In April 1998, the AICPA issued Statement of Position 98-5, Reporting on the Costs of Start-Up Activities (SOP 98-5). SOP 98-5 provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. SOP 98-5 broadly defines start-up activities and provides examples to help entities determine what costs are and are not within the scope of this SOP. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In October 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position SOP 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk (SOP 98-7). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Effective January 1, 1998, the Company adopted SFAS No. 130 Reporting Comprehensive Income (SFAS 130). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial condition or results of operations.

Effective January 1, 1998, the Company adopted SFAS No. 131 Disclosures About Segments of an Enterprise and Related Information (SFAS 131). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial condition or results of operations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives designated as fair value hedges are required to be reported in income. Changes in the fair value of derivatives designated as cash flow hedges are required to be reported in other comprehensive income to the extent the hedge is effective, and until such time as the hedged cash flow is reported in income, whereupon any associated change in fair value of the derivative is also reported in income. Changes in the fair value of derivatives designated as cash flow hedges, to the extent it is ineffective, are reported in income. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is currently in the process of quantifying the impact of SFAS 133.

2. INVESTMENTS

Fixed Maturity and Equity Securities

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

Available for Sale Securities

                                                    Gross Unrealized
                                          Amortized -----------------Estimated
                                            Cost      Gain    Loss   Fair Value
                                          --------- -------- ------------------
December 31, 1998
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 27,260  $     91 $    47  $ 27,304
  Foreign governments....................    1,679         0       0     1,679
  Corporate..............................  644,636    43,036   5,139   682,533
  Mortgage-backed securities.............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
    Total Equity Securities.............. $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Available for Sale Securities

                                                    Gross Unrealized
                                          Amortized -----------------Estimated
                                            Cost      Gain    Loss   Fair Value
                                          --------- -------- ------------------
December 31, 1997
Fixed Maturities:
  U.S. Treasury Securities and
   obligations of U.S. government
   corporations and agencies............. $ 12,105  $    101 $     0  $ 12,206
  Foreign governments....................    2,316        67       0     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282       0    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1998 1997
                                                                       ---- ----
   Net unrealized gains on investments................................ $  0 $281
   Unrealized gains (losses) on the maturity of forward contracts.....    0   14
                                                                       ---- ----
                                                                       $  0 $295
                                                                       ==== ====

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1998 are shown below.

                                                            Amortized Estimated
                                                              Cost    Fair Value
                                                            --------- ----------
   Due in one year or less................................. $ 24,215   $ 24,469
   Due after one year through five years...................   92,090     93,343
   Due after five years through ten years..................  179,470    191,671
   Due after ten years.....................................  377,800    402,033
                                                            --------   --------
     Subtotal..............................................  673,575    711,516
   Mortgage-backed securities..............................   55,027     57,848
                                                            --------   --------
     Total................................................. $728,602   $769,364
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Sales of fixed maturities and equity securities are as follows:

                                                      1998     1997     1996
                                                    -------- -------- --------
   Fixed maturities classified as available-for-
    sale
     Proceeds.....................................  $159,749 $143,107 $275,008
     Gross realized gains.........................  $ 10,901 $    680 $ 19,109
     Gross realized losses........................  $      2 $  1,454 $  3,878
   Fixed maturities classified as held-to-maturity
     Proceeds.....................................  $      0 $      0 $  5,291
     Gross realized gains.........................  $      0 $      0 $    236
     Gross realized losses........................  $      0 $      0 $      0
   Equity Securities
     Proceeds.....................................  $      0 $      0 $      0
     Gross realized gains.........................  $      0 $      0 $      0
     Gross realized losses........................  $      0 $      0 $      0

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

Assets Held in Trust for the Benefit of Other Parties

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1998 the trust held $530,563 of bonds and short-term investments, and at December 31, 1997, the trust held $516,491 of bonds and short-term investments.

Statutory Deposits

The Company had assets on deposit with regulatory agencies of $6,245 and $7,020, at December 31, 1998 and 1997 respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................. $53,467  $50,348  $44,630
   Equity securities................................  (9,118)   4,915        0
   Mortgage loans on real estate....................       0        0      110
   Real estate......................................   4,149      815       55
   Policy loans.....................................   6,855    5,081    3,734
   Cash, cash equivalents and short-term
    Investments.....................................     861    4,160    3,656
   Other investment income..........................      76      591       38
                                                     -------  -------  -------
   Gross investment income..........................  56,290   65,910   52,223
   Investment expenses..............................  (7,213)  (4,851)  (2,595)
                                                     -------  -------  -------
   Net Investment income............................ $49,077  $61,059  $49,628
                                                     =======  =======  =======

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Realized investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................  $10,899  $  (774) $15,467
   Equity securities...............................        0        0        0
   Other invested assets...........................       (7)   1,032      512
                                                     -------  -------  -------
       Subtotal....................................   10,892      258   15,979
   Amounts allocable to:
     Amortization of deferred policy acquisition
      costs........................................    5,282     (632)   7,157
                                                     -------  -------  -------
     Investment gains (losses), net................  $ 5,610  $   890  $ 8,822
                                                     =======  =======  =======

The changes in unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Year ended December 31
   Balance, beginning of year......................  $17,347  $ 3,727  $26,356
     Change in unrealized investment gains
      (losses).....................................      391   30,207  (46,850)
     Change in unrealized investment gains (losses)
      attributable to:
       Deferred policy acquisition cost allowances.     (595)  (9,446)  12,211
       Deferred income tax (expense) benefit.......      296   (7,141)  12,010
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

The components of unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed Maturities............................  $40,928  $41,706  $11,525
       Equity Securities...........................    1,191        0        0
       Other.......................................        0       22       (4)
                                                     -------  -------  -------
                                                      42,119   41,728   11,521
   Amounts of unrealized investment gains (losses)
    attributable to:
     Deferred policy acquisition cost allowances...  (15,798) (15,202)  (5,756)
     Deferred income tax (expense) benefit.........   (8,882)  (9,179)  (2,038)
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Reinsurance recoverables, included in other assets, were outstanding with the following reinsurers:

                                                                 December 31,
                                                                ---------------
                                                                 1998    1997
                                                                ------- -------
   Paul Revere Life Insurance Company.......................... $10,795 $ 4,548
   Cologne Life Reinsurance Company............................   6,519   3,724
   Security Life of Denver Insurance Company...................   4,395   1,804
   American United Life Insurance Company......................   3,852   1,332
   Great West Life & Annuity Insurance Company.................   6,394   2,505
   Swiss Re Life & Health Limited..............................   2,422     908
   Other.......................................................  17,828   3,164
                                                                ------- -------
                                                                $52,205 $17,985
                                                                ======= =======

The effect of reinsurance on premiums earned is as follows:

                                                     1998      1997      1996
                                                   --------  --------  --------
   Direct premiums................................ $110,768  $ 30,975  $  2,682
   Reinsurance assumed............................   58,329    62,315    67,483
   Reinsurance ceded..............................  (68,408)  (29,674)  (32,755)
                                                   --------  --------  --------
   Net premiums earned............................ $100,689  $ 63,616  $ 37,410
                                                   ========  ========  ========

Reinsurance and ceded commissions payables, included in other liabilities, were $10,162 and $5,852, at December 31, 1998 and 1997, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                  Years ended December 31,
                                                  ----------------------------
                                                    1998      1997     1996
                                                  ---------  -------- --------
   Balance at January 1.......................... $     809  $     0  $    0
     Reinsurance recoverables....................      (647)       0       0
                                                  ---------  -------  ------
   Net balance at January 1......................       162        0       0
                                                  ---------  -------  ------
   Incurred related to:
     Current year................................       303      173       0
     Prior years.................................       (57)     (11)      0
                                                  ---------  -------  ------
                                                        246      162       0
                                                  ---------  -------  ------
   Paid related to:
     Current year................................         2        0       0
     Prior years.................................        18        0       0
                                                  ---------  -------  ------
                                                         20        0       0
                                                  ---------  -------  ------
   Balance at December 31........................       388      162       0
     Add: Reinsurance recoverables...............     1,565      647       0
                                                  ---------  -------  ------
   Balance at December 31........................ $   1,953  $   809  $    0
                                                  =========  =======  ======

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       Current Deferred   Total
                                                       ------- --------  -------
   1998
   Federal............................................ $13,734 $  (788)  $12,946
   State and Local....................................       0     100       100
                                                       ------- -------   -------
     Total............................................ $13,734 $  (688)  $13,046
                                                       ======= =======   =======
   1997...............................................
   Federal............................................ $ 8,473 $(3,772)  $ 4,701
   State and Local....................................     316     (29)      287
                                                       ------- -------   -------
     Total............................................ $ 8,789 $(3,801)  $ 4,988
                                                       ======= =======   =======
   1996
   Federal............................................ $ 5,333 $(1,531)  $ 3,802
   State and Local....................................       0    (751)     (751)
                                                       ------- -------   -------
     Total............................................ $ 5,333 $(2,282)  $ 3,051
                                                       ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Income before taxes.............................. $24,483  $26,957  $12,752
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   8,569    9,435    4,463
   Tax effect of:
     Change in valuation allowance..................       0        0  (13,948)
     NOL benefit write-off..........................       0        0   13,012
     Tax exempt investment income...................    (100)       0        0
     Tax Credits....................................    (100)       0        0
     State and local income taxes...................     100   (1,013)    (488)
     Other, net.....................................   4,577   (3,434)      12
                                                     -------  -------  -------
   Income Tax Expense............................... $13,046  $ 4,988  $ 3,051
                                                     =======  =======  =======

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1998       1997
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $ 177,017  $  63,723
     Other, net..........................................    15,453     81,988
                                                          ---------  ---------
       Total gross assets................................   192,470    145,711
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (1,068)    (2,456)
     Deferred policy acquisition costs...................  (208,881)  (168,270)
     Unrealized investment gains, net....................    (8,882)    (9,179)
     Other, net..........................................   (15,973)    (7,872)
                                                          ---------  ---------
       Total gross liabilities...........................  (234,804)  (187,777)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,334) $ (42,066)
                                                          =========  =========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                    1998      1997      1996
                                                  --------  --------  --------
   Policyholder liabilities...................... $(49,251) $(23,759) $(17,818)
   Net operating loss carryforward...............        0    12,548       464
   Investments...................................   (1,388)    1,319         0
   Deferred policy acquisition costs.............   40,611    33,621    21,828
   Other, net....................................    9,340   (27,530)   (6,756)
                                                  --------  --------  --------
     Total....................................... $   (688) $ (3,801) $ (2,282)
                                                  ========  ========  ========

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                         Pension Benefits     Other Benefits
                                         ------------------  ------------------
                                                    December 31,
                                         --------------------------------------
                                           1998      1997      1998      1997
                                         --------  --------  --------  --------
   Change in projected benefit
    obligation
   Projected benefit obligation at
    beginning of year..................  $210,590  $177,125  $ 46,591  $ 49,654
   Service cost........................     6,927     5,310       942       885
   Interest cost.......................    15,878    13,958     3,267     3,707
   Actuarial gain......................    14,831    15,926     1,256    (3,972)
   Divestitures........................         0         0         0         0
   Curtailments........................         0         0         0         0
   Terminations........................         0         0         0         0
   Change in benefits..................    11,935     5,755       (10)        0
   Benefits paid.......................    (7,674)   (7,484)   (3,059)   (3,683)
                                         --------  --------  --------  --------
   Projected benefit obligation at end
    of year............................  $252,487  $210,590  $ 48,987  $ 46,591
                                         --------  --------  --------  --------
   Change in plan assets
   Contract value of plan assets at
    beginning of year..................  $150,820  $130,995  $      0  $      0
   Actual return on plan assets........    28,309    22,250         0         0
   Employer contribution...............    12,997     5,059         0         0
   Benefits paid.......................    (7,323)   (7,484)        0         0
                                         --------  --------  --------  --------
   Contract value of plan assets at end
    of year............................  $184,803  $150,820  $      0  $      0
                                         --------  --------  --------  --------
   Over/(Under) funded.................  $(67,684) $(59,770) $(48,987) $(46,591)
   Unrecognized net asset at
    transition.........................    (1,674)   (2,844)        0         0
   Unrecognized net actuarial gains....    34,350    35,889   (17,787)  (18,872)
   Unrecognized prior service cost.....    16,854     5,832        (9)        0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $(66,783) $(65,463)
                                         ========  ========  ========  ========
   Qualified plan prepaid pension cost.  $ (2,164) $ (7,205) $      0  $      0
   Non-qualified plan accrued pension
    cost...............................   (15,990)  (13,688)        0         0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $      0  $      0
                                         ========  ========  ========  ========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                Non-Qualified
                           Qualified Plan           Plan                Total
                          ------------------  ------------------  ------------------
                            1998      1997      1998      1997      1998      1997
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $226,717  $193,652  $ 25,770  $ 16,938  $252,487  $210,590
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   184,803   150,820         0         0   184,803   150,820
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(41,914) $(42,832) $(25,770) $(16,938) $(67,684) $(59,770)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                    Other
                                              Pension Benefits    Benefits
                                              ------------------  ----------
                                                1998      1997    1998  1997
                                              --------  --------  ----  ----
   Weighted average assumptions as of
    December 31,
   Discount rate.............................     7.25%     7.75% 7.00% 7.75%
   Expected return on plan assets............     8.50%     8.75%   --    --
   Rate of compensation increase.............     4.50%     5.00%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.40% in 1998, gradually decreasing to 5.00% over five years and generally 7.80% in 1997, gradually decreasing to 5.00% over eight years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One %    One %
                                                              Increase Decrease
                                                              -------- --------
   Effect on total of service and interest cost components...  14.50%   12.70%
   Effect on accumulated postretirement benefit obligation...  12.80%   11.30%

The components of periodic benefit costs were as follows:

                                 Pension Benefits            Other Benefits
                            ----------------------------  ---------------------
                              1998      1997      1996     1998   1997    1996
                            --------  --------  --------  ------ ------  ------
   Components of periodic
    benefit cost
   Service cost............ $  6,927  $  5,310  $  5,761  $  942 $  885  $  876
   Interest cost...........   15,878    13,958    12,489   3,267  3,707   3,183
   Expected return on plan
    assets.................  (12,866)  (22,250)  (15,468)      0      0       0
   Net amortization and
    deferrals..............      669    11,092     6,009     167   (871) (1,155)
                            --------  --------  --------  ------ ------  ------
   Net periodic benefit
    cost................... $ 10,608  $  8,110  $  8,791  $4,376 $3,721  $2,904
                            ========  ========  ========  ====== ======  ======

Savings and Investment Plans

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,252, $1,588 and $3,386 for the years ended December 31, 1998, 1997 and 1996, respectively.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  Rental Sub-rental Gross Rental
                                                  Income   Income     Expense
                                                  ------ ---------- ------------
   1999..........................................  $52    $ 4,066     $ 14,851
   2000..........................................   31      7,845       14,805
   2001..........................................    0      7,854       13,221
   2002..........................................    0      7,864       12,336
   2003..........................................    0      8,026       12,023
   Thereafter....................................    0     34,525      114,855
                                                   ---    -------     --------
     Total.......................................  $83    $70,180     $182,091
                                                   ===    =======     ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The interest rate applied was 6.4%, 5.8% and 5.7% at December 31, 1998, 1997 and 1996, respectively. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years or less. The carrying value of the loan approximates its fair value of $13,295. Repayments of principal and interest of $8,612, $3,155 and $0 were made during 1998, 1997 and 1996, respectively. The Company repaid the entire outstanding balance of the loan in January 1999.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $69,560, repayments of $0, $0 and $0 were made during 1998, 1997 and 1996, respectively.

9. CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted) for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $202, $42, and $42 in 1998, 1997, and 1996, respectively, of which $202, $33, and $27 were to be credited against premium taxes.

The Company has no contingent liabilities that would materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings that are beyond the ordinary course of business that could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   Years Ended December 31,
                                                 ------------------------------
                                                   1998       1997       1996
                                                 ---------  ---------  --------
   Compensation................................. $  86,822  $  58,754  $ 36,172
   Commissions..................................   166,218     77,351    51,617
   Interest and debt expense....................     9,374      6,750     6,261
   Amortization of policy acquisition costs.....    31,994     17,723    22,233
   Capitalization of policy acquisition costs...  (183,064)  (157,670)  (98,016)
   Rent expense, net of sub-lease income........     4,252      4,473     3,060
   Other........................................   201,063    136,961   122,559
                                                 ---------  ---------  --------
     Total...................................... $ 316,659  $ 144,342  $143,886
                                                 =========  =========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments are as follows:

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
   December 31, 1998:
   Assets
   Fixed Maturities......................................... $769,364  $769,364
   Equity Securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   Liabilities
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................    7,832     7,832
   Short and long-term debt.................................   82,855    82,855

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
   December  31, 1997:
   Assets
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   Liabilities
   Policyholder account balances............................   13,356    12,593
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

Fixed Maturities and Equity Securities

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

Policy Loans

Policy loans are stated at unpaid principal balances, which approximates fair value.

Cash and Cash Equivalents and Short-term Investments

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

Policyholder Account Balances

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

Short-term and Long-term Debt

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 Years Ended December 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory surplus............................. $ 456,525  $ 307,290  $ 355,853
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (336,821)  (279,510)  (195,273)
  Deferred policy acquisition costs...........   710,961    565,769    434,637
  Deferred Federal Income taxes...............   (42,334)   (42,066)   (40,185)
  Valuation of investments....................    53,514     56,873     11,503
  Statutory asset valuation reserves..........    10,636      8,388      3,335
  Statutory interest maintenance reserve......       816        571        306
  Surplus notes...............................   (69,560)   (64,016)   (58,911)
  Receivables from reinsurance transactions...    26,004     27,519     26,030
  Other, net..................................    35,330     52,724     13,127
                                               ---------  ---------  ---------
GAAP Equity................................... $ 845,071  $ 633,542  $ 550,422
                                               =========  =========  =========
                                                 Years Ended December 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory net income (loss)................... $ (28,043) $ (37,358) $ (46,021)
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (196,754)  (311,588)   (41,174)
  Deferred policy acquisition costs...........   135,788    139,947     68,626
  Deferred Federal Income taxes...............       688      3,801      2,282
  Valuation of investments....................   (13,490)         0          0
  Statutory interest maintenance reserve......       245        342        231
  Other, net..................................   113,003    226,825     25,757
                                               ---------  ---------  ---------
Net GAAP Income............................... $  11,437  $  21,969  $   9,701
                                               =========  =========  =========

The Company is currently undergoing an examination by the Massachusetts Department of Insurance. The Company believes that there will be no material audit adjustments for the periods under examination.

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under an Administrative Services Agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger of NEMLICO and MetLife, the Company entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $193,641, $186,757 and $88,043 including accruals for administrative services on NEMLICO administered contracts for 1998, 1997, and for the period of September 1, 1996 through December 31, 1996, respectively. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted) variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In addition, $14,123 and $600 for 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. Under these agreements the Company paid $6,166 in 1998.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340, $2,340 and $780 in 1998, 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 that included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $69,560 and $64,016 at December 31, 1998 and 1997, respectively.

Pursuant to certain Reinsurance Agreements, the Company cedes a portion of premiums on certain variable life, traditional life and universal life policies to Omega Reinsurance Corporation. Reinsurance premiums paid by the Company to Omega were $11,539, $10,372 and $5,009 for 1998, 1997 and 1996, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $3,258,383 and $1,988,225 at December 31, 1998 and 1997, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $30,714, $12,642 and $6,464 in 1998, 1997 and 1996, respectively.

15. YEAR 2000

The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant cost associated with additional mainframe capacity necessary to accommodate a four digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major systems failure or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $51,000, (unaudited) of which approximately $41,300 has been incurred through December 31, 1998.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, group medical, and group disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 December 31, 1998
                          -------------------------------------------------------------------
                                                                       Corporate
                          Individual  Individual  Group      Group        and
                             Life      Annuity   Pension   Life, A&H  Subsidiaries   Total
                          ----------  ---------- --------  ---------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394     $ 30,114   $  100,689
Universal Life and
 Investment-Type
 Product Policy Fees....     161,936      9,332     2,788      (290)           0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651       73,079       49,077
Investment Gains,
 (Losses) Net...........        (182)        (7)       (4)       17        5,786        5,610
Commissions, Fees, and
 Other Income...........       9,408      6,042     1,118    20,430      155,413      192,411
                          ----------   --------  --------  --------     --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202      264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561       46,600      149,687
Interest Credited to
 Policyholder
 Account Balances.......       6,337      1,264        83         0           51        7,735
Policyholder Dividends..       1,135          4         0         3       21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731      179,703      316,659
                          ----------   --------  --------  --------     --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295      248,201      497,070
Income from Operations
 Before
 Income Taxes...........       1,934     (5,889)     (660)   12,907       16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986          (83)      13,046
                          ----------   --------  --------  --------     --------   ----------
  Net Income............  $   (8,034)  $ (5,487) $   (237) $  8,921     $ 16,274   $   11,437
                          ==========   ========  ========  ========     ========   ==========
Assets
Deferred Policy
 Acquisition Costs......     616,959     42,524     2,359     2,511       46,608      710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716            0    3,258,383
Policyholder
 Liabilities............     380,586     38,912       768    19,233      501,579      941,078
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716            0    3,258,383

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                 December 31, 1997
                          -----------------------------------------------------------------
                                                                     Corporate
                          Individual Individual  Group      Group       and
                             Life     Annuity   Pension   Life, A&H Subsidiaries   Total
                          ---------- ---------- --------  --------- ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0   $ 3,743    $ 32,642   $   63,616
Universal Life and
 Investment-Type
 Product Policy Fees....     139,235     4,732       486       704           0      145,157
Net Investment Income...      31,905      (270)      (20)     (118)     29,562       61,059
Investment Gains,
 (Losses) Net...........         523         0         0         0         367          890
Commissions, Fees, and
 Other Income...........       9,542     3,253       266     4,383      10,858       28,302
                          ----------  --------  --------   -------    --------   ----------
Total Revenue...........     208,405     7,746       732     8,712      73,429      299,024
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0     3,827      21,912      100,180
Interest Credited to
 Policyholder
 Account Balances.......       5,371       664       149         0          36        6,220
Policyholder Dividends..         507         1         0         0      20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092     6,745      26,064      144,342
                          ----------  --------  --------   -------    --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241    10,572      68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)   (1,860)      4,600       26,957
Income Taxes............       2,701    (1,203)     (504)     (447)      4,441        4,988
                          ----------  --------  --------   -------    --------   ----------
  Net Income............  $   30,152  $ (5,924) $ (1,005)  $(1,413)   $    159   $   21,969
                          ==========  ========  ========   =======    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......     498,208    24,226     1,347       877      41,111      565,769
Separate Account Assets.   1,426,347   450,441   111,437         0           0    1,988,225
Policyholder
 Liabilities............     258,880    20,476       197     6,398     463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437         0           0    1,988,225

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                 December 31, 1996
                          ----------------------------------------------------------------
                                                                    Corporate
                          Individual Individual  Group     Group       and
                             Life     Annuity   Pension  Life, A&H Subsidiaries   Total
                          ---------- ---------- -------  --------- ------------ ----------
REVENUES
Premiums................   $  1,729   $      0  $    0    $    56    $ 35,625   $   37,410
Universal Life and
 Investment-Type
 Product Policy Fees....    101,153        603       0          0           0      101,756
Net Investment Income...     23,667       (105)     (2)        (6)     26,074       49,628
Investment Gains,
 (Losses) Net...........        396          0       0          0       8,426        8,822
Commissions, Fees and
 Other Income...........      8,340         45     290        363      35,892       44,930
                           --------   --------  ------    -------    --------   ----------
  Total Revenues........    135,285        543     288        413     106,017      242,546
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     25,595        654       0        176      39,095       65,520
Interest Credited to
 Policyholder
 Account Balances.......      5,345        167       0          0          46        5,558
Policyholder Dividends..         13          0       0          0      14,817       14,830
Other Operating Costs
 and Expenses...........     81,559     13,499      71      1,798      46,959      143,886
                           --------   --------  ------    -------    --------   ----------
  Total Benefits and
   Other Deductions.....    112,512     14,320      71      1,974     100,917      229,794
Income from Operations
 Before Income Taxes....     22,773    (13,777)    217     (1,561)      5,100       12,752
Income Taxes............     (2,772)       723       0          0       5,100        3,051
                           --------   --------  ------    -------    --------   ----------
  Net Income............   $ 25,545   $(14,500) $  217    $(1,561)   $      0   $    9,701
                           ========   ========  ======    =======    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......    378,397     11,883     147          0      44,209      434,636
Separate Account Assets.    999,130    201,180   6,649          0           0    1,206,959
Policyholder
 Liabilities............    181,484      6,657       0        529     459,884      648,554
Separate Account
 Liabilities............    999,130    201,180   6,649          0           0    1,206,959

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.